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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 10, 2006

                          HORIZON BANCORPORATION, INC.
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             (Exact name of registrant as specified in its charter)

            Florida                    333-71773               65-0840565
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

       900 53rd Avenue East, Bradenton, Florida                  34203
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       (Address of principal executive offices)               (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (941) 753-2265


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 10, 2006, the Registrant issued a press release reporting earnings results for the fiscal quarter ended September 30, 2006.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1 Press release dated October 10, 2006 reporting earnings results for the fiscal quarter ended September 30, 2006

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HORIZON BANCORPORATION, INC.
                                                  (Registrant)


Date October 10, 2006                              /s/ CHARLES S. CONOLEY
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                                                  Charles S. Conoley
                                                  President and Chief Executive
                                                  Officer